Exhibit 10.50

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

Amendment No. 3 to

NETWORK SERVICES AGREEMENT

This Amendment No. 3 (the “Amendment No. 3”) to the Network Services Agreement dated January 1, 2004, as amended by Amendment No.1 dated June 9, 2004 and Amendment No. 2 dated January 1, 2005, (as amended, the “Agreement”) is hereby entered into on July 1, 2006 (the “Amendment No. 3 Effective Date”) by and between AOL LLC (formerly known as America Online, Inc.), a Delaware corporation with offices at 22000 AOL Way, Dulles, Virginia 20166 (“AOL”) and MCI Communications Services, Inc. d/b/a Verizon Business Services, successor-in-interest to MCI Network Services, Inc. which was formerly known as MCI WORLDCOM Network Services, Inc., with offices at 22001 Loudoun County Parkway, Ashburn, Virginia 20147 (“Verizon”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. All references to MCI shall be deemed to refer to Verizon.

The parties hereby agree to the following:

1.	PURCHASE COMMITMENT. Commencing with the Amendment No. 3 Effective Date, and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 3.1 in its entirety:

3.1	PURCHASE COMMITMENT. Subject to Verizon’s material compliance with this Agreement as set forth in Section 3.3, AOL will purchase the Services from Verizon as follows:

(i)	From January 1, 2004 through December 31, 2004, AOL will have a minimum annual revenue commitment of one hundred eighty-seven million seven hundred fifty-six thousand eight hundred dollars ($187,756,800.00) (the “2004 Purchase Commitment”).

(ii)	From January 1, 2005 through December 31, 2005, AOL will purchase from Verizon a minimum annual aggregate of twenty percent (20%) of the Total AOL Dial-up Service Hours (the “2005 Market Share Commitment”) at the corresponding prices set forth in Section 0. For the avoidance of doubt, the 2005 Market Share Commitment shall only be measured annually, not monthly and AOL is not obligated to maintain a monthly market share commitment.

(iii)	From January 1, 2006 through December 31, 2006, AOL will purchase from Verizon a minimum of twenty-five percent (25%) of Total AOL Dial-up Service Hours (the “2006 Market Share Commitment”) at the corresponding prices set forth in Section 4.1(i) and subject to subsection (iv) below. For the avoidance of doubt, the 2006 Market Share Commitment shall only be measured annually, not monthly and AOL is not obligated to maintain a monthly market share commitment.

(iv)	From January 1, 2007 through December 31, 2007, AOL will purchase from Verizon a minimum annual aggregate of twenty-five percent (25%) of the total AOL Dial-up Service Hours (the “2007 Market Share Commitment”) at the corresponding prices set forth in Section 4.1(i) and subject to subsection (iv) below. For avoidance of doubt, the 2007 Market Share Commitment shall only be measured annually, not monthly and AOL is not obligated to maintain monthly market share commitment.

(v)	From January 1, 2007 through January 31, 2007, AOL may notify Verizon in writing that it wishes to convert the pricing mechanism for the Services from a

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[****] set forth in Section 4.1(i). Verizon agrees to begin negotiations upon such request in order to reach mutually agreeable terms and amend the Agreement.

(iv)	Total AOL Dial-up [****] in excess of [****] each month shall be excluded from the 2006 and 2007 Market Share Commitments (i.e., AOL shall be bound to purchase from Verizon a minimum of [****] percent [****] of Total AOL Dial-up Service Hours only up to [****] per month).

2.	TAKE OR PAY REMEDY. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 3.3 in its entirety:

3.3	For the 2004 Purchase Commitment AOL will, subject to the terms of this Agreement, owe Verizon no less than an amount equal to one hundred eighty-seven million seven hundred fifty-six thousand eight hundred dollars ($187,756,800.00). For 2005, 2006 and 2007, under each Purchase Commitment, AOL will, subject to the terms of this Agreement, owe Verizon no less than an amount equal to the sum of the Purchase Commitment for applicable Measurement Period multiplied by the applicable tiered Port Price. In the event AOL does not satisfy the Purchase Commitment for the applicable Measurement Period, then Verizon may invoice AOL for an additional fee in an amount equal to one hundred percent (100%) of the difference between the aggregate invoiced amounts and the Purchase Commitment for that year (“Take or Pay Remedy”). Verizon shall provide AOL with an invoice for this Take or Pay Remedy within ninety (90) days of the end of each calendar year, and AOL shall pay the full amount, less any amounts disputed in good faith, within thirty (30) days of receipt of such invoice. The parties agree that this Take or Pay Remedy shall be adjusted (i) to the extent that AOL is entitled to reduce its Purchase Commitment or to receive credits from Verizon under the terms of this Agreement, and (ii) in a year in which AOL is unable to meet its Purchase Commitment due to material breaches of this Agreement by Verizon.

3.	PORT PRICING. Commencing with the Amendment No. 3 Effective Date, and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 4.1(i) in its entirety:

4.1	Port Pricing; Invoicing.

(i)	The base charge for each Dial-Up Access Port [****] (the “Port Price”) shall be as set forth in the following table.

Year	Hours per Month	Price per Hour

2004	0 to [****] [****] or greater	[ [	****] ****]

2005	Up to [****] of Monthly Traffic All [****] above [****] of Monthly Traffic	[ [	****] ****]

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2006	January 1 to June 30 Up to [****] of Monthly Traffic and All [****] above [****] of Monthly Traffic	[****] [****]

2006	July 1 to December 31 Up to [****] of Monthly Traffic and All [****] above [****] of Monthly Traffic	[****] [****]

2007	January 1 to December 31 Up to [****] of Monthly Traffic and All [****] above [****] of Monthly Traffic	[****] [****]

For the avoidance of doubt, only incremental [****] each month in excess of the above volume/price tiers will be priced at the corresponding rate (for instance, if in March 2005, AOL directs [****] of the Total AOL Dial-up Network [****] to Verizon, the initial [****] of those Dial-Up Service [****] will be maintained at the [****] rate and the remaining incremental [****] will be priced at the [****] rate).

Year	Fixed Port

2007	[****]

4.	INVOICING. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 4.1(iv) in its entirety:

4.1	Invoicing.

(iv)        Verizon shall invoice AOL for applicable charges for the Services based on AOL [****] of usage during each month as determined by the Verizon Global Usage Report. [****]

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5.	TOLL FREE PORTS. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 4.3 in its entirety:

4.3	Toll-Free Ports. In addition to the Services, Verizon shall provide toll-free Dial-Up Access Ports so that AOL members may access toll-free dial-up telephone numbers throughout the United States (“Toll Free Ports”). As of the Amendment No. 3 Effective Date, AOL is purchasing [****] Toll Free Ports (“Current Toll-Free Ports”). [****] In the event AOL orders any Toll-Free Ports in excess of the Current Toll-Free Ports, the price for such ports shall be as set forth in the table below. The toll-free telephone numbers shall not be changed without the prior written approval of AOL. Upon reasonable advance notice to Verizon, AOL shall have the right to reassign Toll-Free Ports among different toll-free telephone number pools provided hereunder. AOL may, upon [****] days notice, cancel any of the Toll Free Ports.

Year	Toll-Free Port Price
2004	[	****]
2005	[	****]
2006	[	****]
2007	[	****]

6.	CFO CERTIFICATIONS. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 5.2 in its entirety:

5.2	CFO Certifications.

(i)	For 2005, 2006 and 2007, within [****] of the end of the applicable Measurement Period, AOL’s CFO (or another AOL executive to whom the CFO delegates this authority in writing) shall present Verizon with a written certification and supporting documentation which demonstrates to Verizon’s reasonable satisfaction that AOL has met [****]. Upon request by Verizon, AOL shall provide a copy of the CFO’s delegation of authority referred to above.

(ii)

For 2005, 2006 and 2007, within [****] days of the end of each applicable calendar quarter, AOL’s CFO (or another AOL executive to whom the CFO delegates this authority in writing) shall present Verizon with a written certification and supporting documentation which demonstrates to Verizon’s reasonable satisfaction [****]. The information presented to Verizon shall be [****] AOL based on the volume of traffic delivered at the incremental [****] rate (i.e., in excess of [****] each month during 2006 and 2007) in each month of the preceding calendar quarter. Upon request by Verizon, AOL shall provide a copy of the CFO’s delegation of authority referred to

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above.

7.	TERM. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 10.1 in its entirety:

10.1	Term. The term of this Agreement shall commence on January 1, 2004 and continue until December 31, 2007 (“Initial Term”). AOL may elect to extend the term of the Agreement for [****] extension term by giving Verizon ninety [****] notice prior to the expiration; provided, however, that Verizon may reject the extension [****]. In the event AOL elects to extend the Initial Term, the 2007 Market Share Commitment and the corresponding pricing shall apply.

8.	EXHIBIT A SPECIFICATIONS — THROUGHPUT. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 1.1 of Exhibit A in its entirety:

1.1	Verizon shall provision end-to-end backhaul capacity to the AOL dial termination facility such that available bandwidth is [****] at all times during calendar year 2004 and [****] at all times from January 1, 2005. In accordance with the specifications set forth in this exhibit, Verizon shall deliver all traffic via dedicated circuits between Verizon’s network and either (i) AOL Data Centers [****] or (ii) AOL ATDN POPs within the United States, as specified by AOL and agreed to by Verizon. [****]

AOL and Verizon will work together to change the method by which dial traffic is exchanged between the Verizon backbone facilities and AOL’s dial termination facilities, in order to migrate dial traffic from dedicated circuits and equipment to shared peering circuits and equipment, which will not be dedicated to AOL traffic. When migration is completed, Verizon will provision backhaul capacity to its core backbone routers, which connect to the Verizon peering routers such that available bandwidth will be no [****] at all times. Verizon will use a reasonable standard of care in providing this Service.

AOL may propose additional dial termination facilities to which Dial-Up Access traffic will be terminated hereunder, which Verizon will supply at [****]. For routing to any such additional dial termination facility, Verizon and AOL will agree on how IP routing is implemented.

9.	EXHIBIT A SPECIFICATIONS — UTILIZATION. Commencing with the Amendment No. 3 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 1.2 of Exhibit A in its entirety:

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1.2	The circuits connecting the network backbone to any AOL dial termination facility shall not exceed [****] utilization. Verizon shall measure the bits arriving at AOL’s dial termination facilities over recurring [****] intervals. Upon completion of migration from [****], as described in Section 1.1 above, this Section 1.2 will no longer apply.

10.	[****]

11.	WAIVER OF TERMINATION RIGHT. [****]

12.	NAME CHANGE. The parties acknowledge that the legal entity formerly known as America Online, Inc., a Delaware corporation, is now known as AOL LLC, a Delaware limited liability company, and all references herein and in the Agreement to “America Online, Inc.” or “AOL” refer to AOL LLC.

13.	OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Term and any extensions thereof. In the event of any conflict between the terms of this Amendment 3 and the terms of the Agreement, the terms of this Amendment 3 shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Amendment No. 3 Effective Date.

AOL LLC		MCI COMMUNICATIONS SERVICES, INC.

By:	/s/ Frank Ambrose	By:	/s/ Suleiman Hessami
Name:	Frank Ambrose	Name:	Suleiman Hessami
Title:	SVP	Title:
Date:	June 5, 2006	Date:	6/16/06

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